Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,086	10,791	2.7%	2.7	-

Europe	4,819	4,461	8.0	4.6	3.4
Western Hemisphere excluding U.S.	1,296	1,488	(12.9)	(1.2)	(11.7)
Asia-Pacific, Africa	3,881	3,989	(2.7)	(3.2)	0.5
International	9,996	9,938	0.6	0.6	0.0

Worldwide	$21,082	20,729	1.7%	1.7	0.0

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$31,324	31,323	0.0%	0.0	-

Europe	13,709	13,803	(0.7)	0.1	(0.8)
Western Hemisphere excluding U.S.	3,931	4,446	(11.6)	(0.4)	(11.2)
Asia-Pacific, Africa	11,145	11,740	(5.1)	(4.3)	(0.8)
International	28,785	29,989	(4.0)	(1.7)	(2.3)

Worldwide	$60,109	61,312	(2.0)%	(0.8)	(1.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,556	1,394	11.6%	11.6	—
International	1,958	2,075	(5.6)	(2.7)	(2.9)
	3,514	3,469	1.3	3.0	(1.7)

Pharmaceutical
U.S.	6,438	6,340	1.5	1.5	—
International	4,980	4,537	9.7	8.8	0.9
	11,418	10,877	5.0	4.6	0.4

Medical Devices
U.S.	3,092	3,057	1.2	1.2	—
International	3,058	3,326	(8.1)	(8.5)	0.4
	6,150	6,383	(3.6)	(3.9)	0.3

U.S.	11,086	10,791	2.7	2.7	—
International	9,996	9,938	0.6	0.6	0.0
Worldwide	$21,082	20,729	1.7	1.7	0.0

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$4,853	4,369	11.1%	11.1	-
International	5,582	5,962	(6.4)	(2.2)	(4.2)
	10,435	10,331	1.0	3.4	(2.4)

Pharmaceutical
U.S.	18,619	17,705	5.2	5.2	-
International	14,685	13,945	5.3	7.4	(2.1)
	33,304	31,650	5.2	6.1	(0.9)

Medical Devices
U.S.	7,852	9,249	(15.1)	(15.1)	-
International	8,518	10,082	(15.5)	(14.1)	(1.4)
	16,370	19,331	(15.3)	(14.6)	(0.7)

U.S.	31,324	31,323	0.0	0.0	-
International	28,785	29,989	(4.0)	(1.7)	(2.3)
Worldwide	$60,109	61,312	(2.0)	(0.8)	(1.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2020		2019		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$21,082	100.0	$20,729	100.0	1.7
Cost of products sold	6,972	33.1	6,867	33.1	1.5
Gross Profit	14,110	66.9	13,862	66.9	1.8
Selling, marketing and administrative expenses	5,431	25.8	5,374	26.0	1.1
Research and development expense	2,840	13.5	2,599	12.5	9.3
In-process research and development	138	0.6	—	—
Interest (income) expense, net	32	0.1	(41)	(0.2)
Other (income) expense, net	1,200	5.7	4,214	20.3
Restructuring	68	0.3	69	0.4
Earnings before provision for taxes on income	4,401	20.9	1,647	7.9	167.2
Provision for/(Benefit from) taxes on income	847	4.0	(106)	(0.6)
Net earnings	$3,554	16.9	$1,753	8.5	102.7

Net earnings per share (Diluted)	$1.33		$0.66		101.5

Average shares outstanding (Diluted)	2,669.3		2,669.9

Effective tax rate	19.2%		(6.4)%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$7,246	34.4	$7,116	34.3	1.8
Net earnings	$5,868	27.8	$5,672	27.4	3.5
Net earnings per share (Diluted)	$2.20		$2.12		3.8
Effective tax rate	19.0%		20.3%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2020		2019		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$60,109	100.0	$61,312	100.0	(2.0)
Cost of products sold	20,613	34.3	20,422	33.3	0.9
Gross Profit	39,496	65.7	40,890	66.7	(3.4)
Selling, marketing and administrative expenses	15,627	26.0	16,139	26.3	(3.2)
Research and development expense	8,127	13.5	8,123	13.3	0.0
In-process research and development	144	0.3	890	1.4
Interest (income) expense, net	16	0.0	(43)	(0.1)
Other (income) expense, net	545	0.9	2,509	4.1
Restructuring	187	0.3	162	0.3
Earnings before provision for taxes on income	14,850	24.7	13,110	21.4	13.3
Provision for taxes on income	1,874	3.1	2,001	3.3	(6.3)
Net earnings	$12,976	21.6	$11,109	18.1	16.8

Net earnings per share (Diluted)	$4.86		$4.13		17.7

Average shares outstanding (Diluted)	2,670.8		2,688.1

Effective tax rate	12.6%		15.3%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$19,827	33.0	$22,597	36.9	(12.3)
Net earnings	$16,468	27.4	$18,283	29.8	(9.9)
Net earnings per share (Diluted)	$6.17		$6.80		(9.3)
Effective tax rate	16.9%		19.1%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Third Quarter
	(Dollars in Millions Except Per Share Data)	2020	2019
	Net Earnings, after tax- as reported	$3,554	$1,753

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,181	1,138
	Litigation expense, net	1,477	4,000
	IPR&D	138	-
	Restructuring related	130	128
	Acquisition and Integration related ¹	(154)	107
	Unrealized (gains)/losses on securities	32	89
	Medical Device Regulation [2]	38	-
	Other	3	7

	Tax Adjustments
	Tax impact on special item adjustments [3]	(482)	(1,159)
	Tax legislation and related impacts	(49)	(391)
	Adjusted Net Earnings, after tax	$5,868	$5,672
	Average shares outstanding (Diluted)	2,669.3	2,669.9
	Adjusted net earnings per share (Diluted)	$2.20	$2.12
	Operational adjusted net earnings per share (Diluted)	$2.17

	Notes:
[1]	Acquisition and integration related costs for 2020 primarily includes a Contingent Consideration reversal ($165M in third quarter and $1,148M in nine months) related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices are required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its Medical Devices operating segments' measures of profit and loss used for making operating decisions and assessing performance.

[3]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Nine Months Ended
	(Dollars in Millions Except Per Share Data)	2020	2019
	Net Earnings, after tax- as reported	$12,976	$11,109

	Pre-tax Adjustments
	Intangible Asset Amortization expense	3,426	3,386
	Litigation expense, net	2,210	4,832
	IPR&D	144	890
	Restructuring related	363	360
	Acquisition and Integration related ¹	(1,087)	229
	Unrealized (gains)/losses on securities	(174)	(217)
	Medical Device Regulation [2]	89	-
	Other	6	7

	Tax Adjustments
	Tax impact on special item adjustments [3]	(1,002)	(1,922)
	Tax legislation and related impacts	(483)	(391)
	Adjusted Net Earnings, after tax	$16,468	$18,283
	Average shares outstanding (Diluted)	2,670.8	2,688.1
	Adjusted net earnings per share (Diluted)	$6.17	$6.80
	Operational adjusted net earnings per share (Diluted)	$6.18

	Notes:
[1]	Acquisition and integration related costs for 2020 primarily includes a Contingent Consideration reversal ($165M in third quarter and $1,148M in nine months) related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices are required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its Medical Devices operating segments' measures of profit and loss used for making operating decisions and assessing performance.

[3]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
THIRD QUARTER 2020 ACTUAL vs. 2019 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	1.3%	5.0%	(3.6)%	1.7%
U.S.	11.6%	1.5%	1.2%	2.7%
International	(5.6)%	9.7%	(8.1)%	0.6%

WW Currency	(1.7)	0.4	0.3	0.0
U.S.	—	—	—	—
International	(2.9)	0.9	0.4	0.0

WW Operational	3.0%	4.6%	(3.9)%	1.7%
U.S.	11.6%	1.5%	1.2%	2.7%
International	(2.7)%	8.8%	(8.5)%	0.6%

General Surgery
Advanced Sterilization Products			0.5	0.2
U.S.			0.0	0.0
International			0.9	0.4

Baby Care
Baby Center	0.1			0.0
U.S.	0.4			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	0.0	0.1	0.0	0.1
U.S.	0.0	0.0	0.1	0.0
International	(0.1)	0.3	0.0	0.1

WW Adjusted Operational	3.1%	4.7%	(3.3)%	2.0%
U.S.	12.0%	1.5%	1.3%	2.8%
International	(2.8)%	9.2%	(7.6)%	1.1%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
NINE MONTHS 2020 ACTUAL vs. 2019 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	1.0%	5.2%	(15.3)%	(2.0)%
U.S.	11.1%	5.2%	(15.1)%	0.0%
International	(6.4)%	5.3%	(15.5)%	(4.0)%

WW Currency	(2.4)	(0.9)	(0.7)	(1.2)
U.S.	—	—	—	—
International	(4.2)	(2.1)	(1.4)	(2.3)

WW Operational	3.4%	6.1%	(14.6)%	(0.8)%
U.S.	11.1%	5.2%	(15.1)%	0.0%
International	(2.2)%	7.4%	(14.1)%	(1.7)%

Skin Health / Beauty
Dr. Ci Labo - Japan	(0.1)			0.0
U.S.	0.0			0.0
International	(0.2)			0.0

General Surgery
Advanced Sterilization Products			0.9	0.3
U.S.			0.8	0.3
International			0.9	0.4

Baby Care
Baby Center	0.2			0.0
U.S.	0.6			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	(0.1)	0.2	0.0	0.1
U.S.	0.0	0.0	0.0	0.0
International	(0.1)	0.3	0.0	0.1

WW Adjusted Operational	3.4%	6.3%	(13.7)%	(0.4)%
U.S.	11.7%	5.2%	(14.3)%	0.4%
International	(2.6)%	7.7%	(13.1)%	(1.3)%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$601	477	26.0%	26.0%	—%
Intl	541	621	(12.9)	(12.9)	0.0
WW	1,142	1,098	4.0	4.0	0.0

SKIN HEALTH / BEAUTY (4)
US	572	559	2.4	2.4	—
Intl	577	592	(2.7)	(0.5)	(2.2)
WW	1,149	1,151	(0.2)	0.9	(1.1)

ORAL CARE
US	164	156	5.5	5.5	—
Intl	248	223	10.7	14.4	(3.7)
WW	412	379	8.5	10.8	(2.3)

BABY CARE
US	91	91	(1.0)	(1.0)	—
Intl	302	326	(7.2)	(0.6)	(6.6)
WW	393	417	(5.9)	(0.7)	(5.2)

WOMEN'S HEALTH
US	3	3	(6.9)	(6.9)	—
Intl	227	252	(9.6)	(4.0)	(5.6)
WW	230	255	(9.6)	(4.1)	(5.5)

WOUND CARE / OTHER
US	125	109	15.2	15.2	—
Intl	64	59	7.4	10.3	(2.9)
WW	189	168	12.5	13.5	(1.0)

TOTAL CONSUMER HEALTH
US	1,556	1,394	11.6	11.6	—
Intl	1,958	2,075	(5.6)	(2.7)	(2.9)
WW	$3,514	3,469	1.3%	3.0%	(1.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$2,558	2,582	(0.9)%	(0.9)%	—%
Intl	1,230	1,129	9.0	8.4	0.6
WW	3,789	3,711	2.1	1.9	0.2
REMICADE
US	634	749	(15.4)	(15.4)	—
US Exports (6)	78	88	(11.3)	(11.3)	—
Intl	209	299	(30.1)	(28.0)	(2.1)
WW	921	1,136	(18.9)	(18.4)	(0.5)
SIMPONI / SIMPONI ARIA
US	312	313	(0.4)	(0.4)	—
Intl	280	273	2.4	2.2	0.2
WW	592	586	0.9	0.8	0.1
STELARA
US	1,313	1,212	8.4	8.4	—
Intl	634	487	30.3	28.1	2.2
WW	1,947	1,698	14.7	14.0	0.7
TREMFYA
US	222	221	0.4	0.4	—
Intl	105	69	54.4	50.4	4.0
WW	327	290	13.1	12.2	0.9
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	3	2	35.6	44.6	(9.0)
WW	3	2	35.6	44.6	(9.0)

INFECTIOUS DISEASES
US	413	418	(1.1)	(1.1)	—
Intl	451	421	7.0	6.3	0.7
WW	864	839	3.0	2.6	0.4
EDURANT / rilpivirine
US	11	12	(12.0)	(12.0)	—
Intl	226	206	9.3	5.0	4.3
WW	236	218	8.1	4.1	4.0
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	379	373	1.5	1.5	—
Intl	147	135	9.1	12.1	(3.0)
WW	526	508	3.5	4.3	(0.8)
OTHER INFECTIOUS DISEASES
US	24	33	(26.6)	(26.6)	—
Intl	78	80	(2.3)	(0.4)	(1.9)
WW	102	113	(9.4)	(8.1)	(1.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$759	785	(3.5)%	(3.5)%	—%
Intl	846	810	4.5	4.1	0.4
WW	1,605	1,595	0.6	0.4	0.2
CONCERTA / methylphenidate
US	43	84	(49.2)	(49.2)	—
Intl	107	109	(2.0)	(1.7)	(0.3)
WW	149	193	(22.6)	(22.5)	(0.1)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	585	554	5.6	5.6	—
Intl	341	297	14.9	12.6	2.3
WW	926	851	8.8	8.0	0.8
RISPERDAL CONSTA
US	70	79	(11.0)	(11.0)	—
Intl	81	89	(7.8)	(8.9)	1.1
WW	152	167	(9.3)	(9.9)	0.6
OTHER NEUROSCIENCE
US	60	68	(11.3)	(11.3)	—
Intl	317	316	0.3	1.7	(1.4)
WW	377	384	(1.8)	(0.6)	(1.2)

ONCOLOGY
US	1,267	1,171	8.2	8.2	—
Intl	1,862	1,590	17.1	15.5	1.6
WW	3,129	2,761	13.3	12.4	0.9
DARZALEX
US	585	402	46.0	46.0	—
Intl	514	363	41.5	40.5	1.0
WW	1,099	765	43.8	43.4	0.4
ERLEADA
US	152	74	*	*	—
Intl	55	12	*	*	*
WW	206	86	*	*	*
IMBRUVICA
US	450	447	0.7	0.7	—
Intl	581	475	22.5	21.2	1.3
WW	1,031	921	11.9	11.2	0.7
VELCADE
US	—	—	—	—	—
Intl	105	149	(30.1)	(30.8)	0.7
WW	105	149	(30.1)	(30.8)	0.7
ZYTIGA / abiraterone acetate
US	58	233	(75.2)	(75.2)	—
Intl	532	508	4.8	2.2	2.6
WW	590	741	(20.4)	(22.1)	1.7
OTHER ONCOLOGY
US	21	17	35.3	35.3	—
Intl	76	83	(8.8)	(10.1)	1.3
WW	98	100	(1.7)	(2.8)	1.1
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION
US	$510	427	19.4%	19.4%	—%
Intl	239	227	5.2	3.7	1.5
WW	749	654	14.5	13.9	0.6
OPSUMIT
US	244	206	18.1	18.1	—
Intl	148	140	5.5	3.9	1.6
WW	392	347	13.0	12.3	0.7
UPTRAVI
US	226	185	22.4	22.4	—
Intl	34	25	32.3	28.9	3.4
WW	260	210	23.6	23.2	0.4
OTHER PULMONARY HYPERTENSION
US	40	36	11.5	11.5	—
Intl	57	61	(6.7)	(7.4)	0.7
WW	97	96	0.1	(0.3)	0.4

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$931	955	(2.6)%	(2.6)%	—%
Intl	351	360	(2.7)	(2.4)	(0.3)
WW	1,281	1,316	(2.6)	(2.5)	(0.1)
XARELTO
US	630	613	2.9	2.9	—
Intl	—	—	—	—	—
WW	630	613	2.9	2.9	—
INVOKANA / INVOKAMET
US	156	125	24.7	24.7	—
Intl	68	55	24.7	25.2	(0.5)
WW	224	179	24.7	24.9	(0.2)
PROCRIT / EPREX
US	69	126	(45.4)	(45.4)	—
Intl	63	72	(12.2)	(13.0)	0.8
WW	132	198	(33.3)	(33.6)	0.3
OTHER
US	75	91	(17.9)	(17.9)	—
Intl	219	234	(6.2)	(5.5)	(0.7)
WW	294	325	(9.5)	(9.0)	(0.5)

TOTAL PHARMACEUTICAL
US	6,438	6,340	1.5	1.5	—
Intl	4,980	4,537	9.7	8.8	0.9
WW	$11,418	10,877	5.0%	4.6%	0.4%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

INTERVENTIONAL SOLUTIONS
US	$399	357	11.8%	11.8%	—%
Intl	437	382	14.0	12.9	1.1
WW	836	741	12.9	12.4	0.5

ORTHOPAEDICS
US	1,308	1,301	0.6	0.6	—
Intl	774	837	(7.5)	(9.0)	1.5
WW	2,083	2,138	(2.6)	(3.1)	0.5

HIPS
US	221	204	8.7	8.7	—
Intl	124	133	(7.2)	(8.4)	1.2
WW	345	336	2.4	1.9	0.5

KNEES
US	205	209	(1.9)	(1.9)	—
Intl	102	136	(24.8)	(26.4)	1.6
WW	308	344	(10.9)	(11.6)	0.7

TRAUMA
US	433	415	4.2	4.2	—
Intl	253	262	(3.4)	(4.7)	1.3
WW	685	677	1.3	0.7	0.6

SPINE, SPORTS & OTHER (7)
US	449	472	(4.9)	(4.9)	—
Intl	295	306	(3.4)	(5.0)	1.6
WW	745	778	(4.3)	(5.0)	0.7

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$913	940	(3.0)%	(3.0)%	—%
Intl	1,239	1,371	(9.6)	(9.5)	(0.1)
WW	2,152	2,311	(6.9)	(6.9)	0.0

ADVANCED
US	421	409	3.0	3.0	—
Intl	579	602	(3.9)	(4.1)	0.2
WW	1,000	1,010	(1.1)	(1.2)	0.1

GENERAL
US	492	531	(7.6)	(7.6)	—
Intl	660	769	(14.1)	(13.8)	(0.3)
WW	1,152	1,301	(11.4)	(11.3)	(0.1)

VISION
US	473	459	3.1	3.1	—
Intl	608	734	(17.2)	(17.4)	0.2
WW	1,081	1,193	(9.4)	(9.5)	0.1

CONTACT LENSES / OTHER
US	375	339	10.9	10.9	—
Intl	455	555	(18.1)	(18.2)	0.1
WW	830	893	(7.1)	(7.2)	0.1
SURGICAL
US	98	120	(18.9)	(18.9)	—
Intl	153	180	(14.6)	(14.8)	0.2
WW	251	299	(16.3)	(16.4)	0.1

TOTAL MEDICAL DEVICES
US	3,092	3,057	1.2	1.2	—
Intl	3,058	3,326	(8.1)	(8.5)	0.4
WW	$6,150	6,383	(3.6)%	(3.9)%	0.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$1,917	1,468	30.6%	30.6%	—%
Intl	1,722	1,781	(3.3)	(0.6)	(2.7)
WW	3,639	3,249	12.0	13.5	(1.5)

SKIN HEALTH / BEAUTY (4)
US	1,767	1,810	(2.4)	(2.4)	—
Intl	1,506	1,633	(7.8)	(4.9)	(2.9)
WW	3,273	3,443	(5.0)	(3.6)	(1.4)

ORAL CARE
US	510	462	10.4	10.4	—
Intl	694	673	3.0	7.9	(4.9)
WW	1,204	1,135	6.0	8.9	(2.9)

BABY CARE
US	279	277	0.5	0.5	—
Intl	831	977	(14.9)	(8.6)	(6.3)
WW	1,110	1,254	(11.5)	(6.6)	(4.9)

WOMEN'S HEALTH
US	10	9	7.3	7.3	—
Intl	654	724	(9.6)	(2.8)	(6.8)
WW	664	733	(9.4)	(2.7)	(6.7)

WOUND CARE / OTHER
US	370	343	8.0	8.0	—
Intl	175	173	1.3	5.4	(4.1)
WW	545	516	5.8	7.2	(1.4)

TOTAL CONSUMER HEALTH
US	4,853	4,369	11.1	11.1	—
Intl	5,582	5,962	(6.4)	(2.2)	(4.2)
WW	$10,435	10,331	1.0%	3.4%	(2.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$7,330	7,124	2.9%	2.9%	—%
Intl	3,619	3,304	9.5	11.9	(2.4)
WW	10,950	10,428	5.0	5.7	(0.7)
REMICADE
US	1,852	2,324	(20.3)	(20.3)	—
US Exports (6)	321	226	42.1	42.1	—
Intl	673	795	(15.3)	(11.6)	(3.7)
WW	2,846	3,345	(14.9)	(14.0)	(0.9)
SIMPONI / SIMPONI ARIA
US	840	857	(2.0)	(2.0)	—
Intl	827	816	1.3	3.9	(2.6)
WW	1,667	1,673	(0.4)	0.9	(1.3)
STELARA
US	3,668	3,152	16.4	16.4	—
Intl	1,795	1,509	19.0	20.6	(1.6)
WW	5,463	4,661	17.2	17.7	(0.5)
TREMFYA
US	650	565	15.0	15.0	—
Intl	316	177	78.7	79.1	(0.4)
WW	965	742	30.2	30.3	(0.1)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	9	8	12.4	19.1	(6.7)
WW	9	8	12.4	19.1	(6.7)

INFECTIOUS DISEASES
US	1,265	1,162	8.9	8.9	—
Intl	1,397	1,385	0.9	3.8	(2.9)
WW	2,662	2,547	4.5	6.1	(1.6)
EDURANT / rilpivirine
US	33	36	(8.6)	(8.6)	—
Intl	684	603	13.3	13.8	(0.5)
WW	716	639	12.1	12.6	(0.5)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,154	1,032	11.8	11.8	—
Intl	461	534	(13.7)	(8.8)	(4.9)
WW	1,615	1,566	3.1	4.8	(1.7)
OTHER INFECTIOUS DISEASES
US	79	94	(16.6)	(16.6)	—
Intl	252	248	1.8	6.3	(4.5)
WW	331	342	(3.2)	0.0	(3.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$2,285	2,172	5.2%	5.2%	—%
Intl	2,565	2,590	(1.0)	0.9	(1.9)
WW	4,850	4,762	1.8	2.9	(1.1)
CONCERTA / methylphenidate
US	150	196	(23.6)	(23.6)	—
Intl	319	348	(8.2)	(6.4)	(1.8)
WW	469	544	(13.8)	(12.6)	(1.2)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,704	1,543	10.5	10.5	—
Intl	983	916	7.3	8.6	(1.3)
WW	2,688	2,459	9.3	9.8	(0.5)
RISPERDAL CONSTA
US	220	237	(6.9)	(6.9)	—
Intl	254	292	(12.7)	(11.0)	(1.7)
WW	475	528	(10.1)	(9.2)	(0.9)
OTHER NEUROSCIENCE
US	210	196	7.1	7.1	—
Intl	1,008	1,035	(2.6)	(0.1)	(2.5)
WW	1,218	1,231	(1.1)	1.1	(2.2)

ONCOLOGY
US	3,623	3,146	15.2	15.2	—
Intl	5,310	4,830	9.9	11.8	(1.9)
WW	8,933	7,976	12.0	13.1	(1.1)
DARZALEX
US	1,540	1,123	37.2	37.2	—
Intl	1,397	1,045	33.7	36.7	(3.0)
WW	2,937	2,168	35.5	37.0	(1.5)
ERLEADA
US	407	194	*	*	—
Intl	112	22	*	*	*
WW	519	216	*	*	*
IMBRUVICA
US	1,329	1,163	14.2	14.2	—
Intl	1,682	1,373	22.5	25.2	(2.7)
WW	3,011	2,536	18.7	20.2	(1.5)
VELCADE
US	—	—	—	—	—
Intl	311	636	(51.2)	(50.7)	(0.5)
WW	311	636	(51.2)	(50.7)	(0.5)
ZYTIGA / abiraterone acetate
US	284	616	(53.9)	(53.9)	—
Intl	1,564	1,502	4.1	4.8	(0.7)
WW	1,848	2,118	(12.7)	(12.3)	(0.4)
OTHER ONCOLOGY
US	63	51	25.8	25.8	—
Intl	244	252	(3.1)	(1.1)	(2.0)
WW	308	303	1.7	3.3	(1.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION
US	$1,541	1,296	18.9%	18.9%	—%
Intl	742	704	5.3	6.5	(1.2)
WW	2,283	2,000	14.1	14.6	(0.5)
OPSUMIT
US	729	581	25.3	25.3	—
Intl	458	419	9.3	10.7	(1.4)
WW	1,187	1,001	18.6	19.2	(0.6)
UPTRAVI
US	692	536	29.1	29.1	—
Intl	100	75	33.1	34.6	(1.5)
WW	792	611	29.6	29.8	(0.2)
OTHER PULMONARY HYPERTENSION
US	121	179	(32.3)	(32.3)	—
Intl	183	210	(12.7)	(11.9)	(0.8)
WW	304	388	(21.7)	(21.3)	(0.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$2,574	2,804	(8.2)%	(8.2)%	—%
Intl	1,052	1,131	(7.1)	(4.6)	(2.5)
WW	3,625	3,936	(7.9)	(7.2)	(0.7)
XARELTO
US	1,716	1,704	0.7	0.7	—
Intl	—	—	—	—	—
WW	1,716	1,704	0.7	0.7	—
INVOKANA / INVOKAMET
US	405	411	(1.6)	(1.6)	—
Intl	173	147	18.0	20.7	(2.7)
WW	578	558	3.6	4.3	(0.7)
PROCRIT / EPREX
US	215	387	(44.5)	(44.5)	—
Intl	208	220	(5.5)	(4.3)	(1.2)
WW	423	607	(30.4)	(29.9)	(0.5)
OTHER
US	238	302	(21.4)	(21.4)	—
Intl	670	765	(12.3)	(9.5)	(2.8)
WW	908	1,067	(14.9)	(12.9)	(2.0)

TOTAL PHARMACEUTICAL
US	18,619	17,705	5.2	5.2	—
Intl	14,685	13,945	5.3	7.4	(2.1)
WW	$33,304	31,650	5.2%	6.1%	(0.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

INTERVENTIONAL SOLUTIONS
US	$1,019	1,066	(4.4)%	(4.4)%	—%
Intl	1,134	1,156	(2.0)	(1.0)	(1.0)
WW	2,153	2,223	(3.1)	(2.7)	(0.4)

ORTHOPAEDICS
US	3,427	3,950	(13.2)	(13.2)	—
Intl	2,145	2,616	(18.0)	(16.9)	(1.1)
WW	5,572	6,566	(15.1)	(14.7)	(0.4)

HIPS
US	564	633	(10.9)	(10.9)	—
Intl	344	428	(19.8)	(18.3)	(1.5)
WW	908	1,061	(14.5)	(13.9)	(0.6)

KNEES
US	527	650	(19.0)	(19.0)	—
Intl	298	435	(31.5)	(30.7)	(0.8)
WW	825	1,085	(24.0)	(23.7)	(0.3)

TRAUMA
US	1,194	1,239	(3.6)	(3.6)	—
Intl	698	795	(12.2)	(10.9)	(1.3)
WW	1,892	2,034	(7.0)	(6.5)	(0.5)

SPINE, SPORTS & OTHER (7)
US	1,142	1,427	(20.0)	(20.0)	—
Intl	805	957	(15.8)	(14.9)	(0.9)
WW	1,947	2,384	(18.3)	(18.0)	(0.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$2,247	2,867	(21.7)%	(21.7)%	—%
Intl	3,556	4,192	(15.2)	(13.1)	(2.1)
WW	5,803	7,059	(17.8)	(16.6)	(1.2)

ADVANCED
US	1,079	1,209	(10.7)	(10.7)	—
Intl	1,644	1,811	(9.2)	(7.3)	(1.9)
WW	2,723	3,019	(9.8)	(8.7)	(1.1)

GENERAL
US	1,168	1,658	(29.6)	(29.6)	—
Intl	1,912	2,381	(19.7)	(17.5)	(2.2)
WW	3,080	4,040	(23.8)	(22.5)	(1.3)

VISION
US	1,160	1,366	(15.1)	(15.1)	—
Intl	1,683	2,117	(20.5)	(19.6)	(0.9)
WW	2,843	3,483	(18.4)	(17.8)	(0.6)

CONTACT LENSES / OTHER
US	924	993	(6.9)	(6.9)	—
Intl	1,274	1,566	(18.7)	(17.8)	(0.9)
WW	2,198	2,559	(14.1)	(13.6)	(0.5)
SURGICAL
US	236	373	(36.8)	(36.8)	—
Intl	409	551	(25.7)	(24.8)	(0.9)
WW	645	923	(30.2)	(29.6)	(0.6)

TOTAL MEDICAL DEVICES
US	7,852	9,249	(15.1)	(15.1)	—
Intl	8,518	10,082	(15.5)	(14.1)	(1.4)
WW	$16,370	19,331	(15.3)%	(14.6)%	(0.7)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Previously referred to as Consumer
(4) Previously referred to as Beauty
(5) Certain prior year amounts have been reclassified to conform to current year product disclosures
(6) Reported as U.S. sales
(7) Previously referred to as Spine & Other